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                                                                   Exhibit 10.3A


                                   DIDAX INC.

                                 1997 STOCK PLAN
                            As Amended April 6, 1998

1.PURPOSE. The purpose of this Plan is to advance the interests of DIDAX, INC. (the "Company") by providing an opportunity to its selected key employees (as defined in Paragraph 2(b)) and consultants (as defined in Paragraph 2(a)) to purchase shares (the "Shares") of the Common Stock, par value $.01 per share (the "Common Stock"), of the Company. By encouraging stock ownership, the Company seeks to attract, retain and motivate key employees, consultants and ministry partners. It is intended that this purpose will be effected by the granting of (i) incentive stock options ("Incentive Options") as described in
Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) nonqualified stock options ("Nonqualified Options," and, together with the incentive options, the "Options") as provided herein; and (iii) rights to purchase shares of Common Stock ("Restricted Stock") of the Company pursuant to restricted stock agreements and subscription agreements as provided herein ("Purchase Rights" and collectively with the options, the "Stock Incentives").

2.DEFINITIONS.

      (a) The term "consultants" means those persons, other than employees of the Company, who provide services to the Company, including nonemployee directors of the Company, and who are determined by the Compensation Committee to be eligible for Stock Incentives under this Plan.

      (b) The term "key employees" means those executive, administrative, operational, engineering or managerial employees who are determined by the Compensation Committee to be eligible for Stock Incentives under this Plan.

      (c) The term "ministry partners" means those organizations or individuals, other than employees and consultants, whose relationship with DIDAX is critical to meeting the Company's business objectives and who are determined by the Compensation Committee to be eligible for stock incentives under this plan.

      (d) The term "optionee" means an individual to whom an option is granted under this Plan.

      (e) The term "grantee" means an individual to whom a purchase right is granted under this Plan.

3. EFFECTIVE DATE. This Plan became effective April 11, 1997, as so adopted by the Board of Directors of the Company.

4. STOCK SUBJECT TO THE PLAN. The Shares that may be purchased (through the exercise of options or the purchase of Restricted Stock) under this Plan shall not exceed in the aggregate 2,057,937 Shares. If any Stock Incentives granted under the Plan shall terminate, expire or be cancelled as to any Shares, new Stock Incentives may thereafter be granted covering such Shares. In addition, any Shares purchased under this Plan subsequently repurchased by the Company pursuant to the terms hereof may again be granted under the Plan. The Shares issued upon exercise of Stock Incentives under this Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company. Notwithstanding any other provisions of this Plan, the aggregate number of Shares subject to outstanding options granted under the Plan, plus the aggregate number of shares issued upon the exercise of all options granted under the Plan, shall never be permitted to exceed the number of Shares specified in the first sentence of section 4, except in accordance with subsection 8(a) below.

Stock subject to the plan consists of options granted in prior years, which were approved by the Board in the absence of a formal stock plan. They are now therefore subject to this plan and are subject also to shareholder vote. They consist of the following:
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      (a) 34,000 Shares to Founders @$1.50 per share, granted in 1993.

      (b) 38,500 Shares to consultants and employees, @$1.66 per share, granted in 1994.

      (c) 246,203 Shares granted to CEO, consultants, a director and employees all @$2.00 per share, granted in 1995.

      (d) 163,859 Shares to employees, including executives and a director, granted @$3.00 and $4.00 per share in 1996.

      (e) 25,000 Shares to a ministry partner @$4.00 per share granted in 1996.

      (f) 77,875 Shares to subscribers in debt with warrants offering @$4.00 per share. The offering closed October 30, 1996. Warrants continue to accrue as long as the debt remains outstanding. Any amount granted above this amount is covered by this plan.

      (g) 712,500 Shares of an Incentive Option to the CFO and the directors at 9/27/96, the date of the Board Resolution reserving these shares. They are issuable @$5.00 per share upon attaining various performance thresholds.

5. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"), or by a committee appointed by the Board which shall not have less than two (2) members (in either case, the "Compensation Committee"). No single participant may receive options to purchase more than the total number of shares authorized for issuance under the 1997 Plan. The Compensation Committee is tasked with the responsibility of administering the 1997 Plan grants as approved by the Board of Directors and the Compensation Committee may delegate administrative duties to such employees of the Company as it deems proper. The Board of Directors, or the Compensation Committee may grant nonqualified stock options or incentive stock options with Board approval, to purchase shares of Common Stock; provided that, if the Compensation Committee does not consist entirely of non-employee directors, then grants of Options to officers, directors, and 10% shareholders must be approved by the Board of Directors as a whole. As such, the Board of Directors has authority:

      (a) to determine to which of the eligible individuals, and the time or times at which, options to purchase Common Stock of the Company shall be granted;

      (b) to determine the number of shares of Common Stock to be subject to options granted to each eligible individual;

      (c) to determine the price to be paid for the shares of Common Stock upon the exercise of each option;

      (d) to determine the term and the exercise schedule of each option;

      (e) to determine the terms and conditions of each stock option agreement (which need not be identical) entered into between the Company and any eligible individual to whom the Board of Directors has granted an option;

      (f) to interpret the Plan; and

      (g) to make all determinations deemed necessary or advisable for the administration of the Plan.

The Compensation Committee, if any, shall be appointed by and shall serve at the pleasure of the Board of Directors of the Company. No member of the Compensation Committee shall be liable for any action or determination made with respect to the Plan.
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6. ELIGIBLE EMPLOYEES, CONSULTANTS AND MINISTRY PARTNERS. Incentive Options may
be granted to such key employees of the Company, including members of the Board of Directors who are also employees of the Company, as are selected by the Compensation Committee and approved by the Board of Directors. Nonqualified Options and Purchase Rights may be granted to such key employees, consultants and ministry partners, including members of the Board of Directors, as are selected by the Compensation Committee and approved by the Board of Directors. The term "employee" includes an officer or director who is an employee of the Company or a parent or subsidiary of it, as well as a nonofficer, nondirector employee of the Company or a parent or subsidiary or it.

7. DURATION OF THE PLAN. This Plan shall terminate ten (10) years from the effective date of this Plan, unless terminated earlier pursuant to Paragraph 13 hereof, and no Stock Incentives may be granted after such termination.

8. RESTRICTIONS ON INCENTIVE OPTIONS. Incentive Options (but not Nonqualified Options) granted under this Plan shall be subject to the following restrictions:

      (a) Limitation on Number of Shares. The aggregate fair market value, determined as of the date the Incentive Option is granted, of the Shares with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000. If an employee is eligible to participate in any other incentive stock option plans of the Company which are also intended to comply with the provisions of Section 422A of the Code, the applicable annual limitation shall apply to the aggregate number of Shares for which Incentive Options may be granted under all such plans. An Incentive Option may be granted which exceeds the $100,000 limitation, as long as under then applicable law the portion of such option which is exercisable for shares in excess of the $100,000 limitation shall be treated as a nonqualified option. No Incentive Options may be exercised until and unless the Plan is approved by the shareholders within one year of the date hereof, such approval to be expressed in any legal way under Delaware law.

      (b) 10% Stockholder. If any employee to whom an Incentive Option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 425(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of any parent or subsidiary of the Company), then the following special provisions shall be applicable to the Incentive Option granted to such individual:

            (i) The option price per Share subject to such Incentive Option shall not be less than 110% of the fair market value of one Share on the date of grant; and

            (ii) The Incentive Option shall not have a term in excess of five
            (5) years from the date of grant.

           In determining stock ownership, an Optionee shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his brother and sisters, spouse, ancestors, and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries, as applicable. Common Stock with respect to which any such Optionee holds an option shall not be counted. Additionally, outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the option to the optionee. Outstanding capital stock shall not include capital stock authorized for issue under outstanding options held by the Optionee or by any other person.

9. TERMS AND CONDITIONS OF OPTIONS. Incentive and Nonqualified Options granted under this Plan shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Compensation Committee may recommend and the Board of Directors shall approve from time to time, which agreements shall evidence the following terms and conditions:
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      (a) Price.

            (i) Incentive Options. Subject to the condition of subparagraph
            (b)(i) of Paragraph 8, if applicable, with respect to each Incentive Option, the purchase price per Share payable upon the exercise of each Incentive Option granted hereunder shall be recommended by the Compensation Committee and approved by the Board of Directors and shall be not less than 100% of the fair market value of one Share on the day the option is granted.

            (ii) Nonqualified Options. With respect to each Nonqualified Option, the purchase price per Share payable upon the exercise of each Nonqualified Option granted hereunder shall be recommended by the Compensation Committee and approved by the Board of Directors at the time the Nonqualified Option is granted, but shall not be less than 40% of fair market value at the time of grant.

(b) Number of Shares. Each option agreement shall specify the number of Shares to which it pertains.

(c) Exercise. Subject to the conditions of subparagraphs (a) and (b) (ii) of Paragraph 8, if applicable, each option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Compensation Committee recommends and the Board of Directors may determine at the time it grants such option; provided, however, that no option shall be exercisable with respect to any Shares later than ten (10) years after the date of the grant of such option.

(d) Notice of Exercise and Payment. An option shall be exercisable only by delivery of a written notice to the Compensation Committee or the Board of Directors, any member of the Compensation Committee or the Board of Directors, the Company's Treasurer, or any other officer of the Company designated by the Compensation Committee and approved by the Board of Directors to accept such notices on its behalf, specifying the number of Shares for which it is exercised. If such Shares are not at the time effectively registered under the Securities Act of 1933, as amended, the Optionee shall include with such notice a letter, in form and substance satisfactory to the Company confirming that such Shares are being purchased for the optionee's own account for investment and not with a view to the resale or distribution thereof. Payment shall be made in full at the time of delivery to the optionee of a certificate or certificates covering the number of Shares for which the option was exercised. Payment shall be made (i) by cash or check, (ii) if permitted by the Compensation Committee and approved by the Board of Directors, by delivery and assignment to the Company of shares of the Company's stock having a fair market value (as determined by the Compensation Committee) equal to the exercise price, (iii) if permitted by the Compensation Committee and approved the Board of Directors, by a promissory note, or (iv) by a combination of (i), (ii), and (iii). The value of the shares of the Company's stock for such purpose shall be its fair market value as of the date the option is exercised, as determined in accordance with procedures to be established by the Compensation Committee and approved by the Board of Directors.

(e) Withholding Taxes; Delivery of Shares. The Company's obligation to deliver Shares upon exercise of a Nonqualified Option, in whole or in part, shall be subject to the Optionee's satisfaction of all applicable federal, state, and local income and employment tax withholding obligations. The Optionee may satisfy the obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld. The value of Shares to be withheld shall be based on the fair market value of the Shares on the date the amount of tax to be withheld is to be determined. If Common Stock acquired by exercise of an incentive stock option granted pursuant to this Plan is disposed of within two (2) years from the date of grant of the option or within one (1) year after the transfer of the Common Stock to the optionee, the holder of the Common Stock immediately prior to the disposition shall promptly
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      notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

      (f) Nontransferability. No option shall be transferable by the Optionee otherwise than by will or the laws of descent or distribution, and each option shall be exercisable during his lifetime only by him (except as otherwise provided for in subparagraph (g) below).

      (g) Termination of Options. Each option shall terminate and may no longer be exercised if the Optionee ceases for any reason to be an employee of, or consultant to, or ministry partner with the Company, except that:

            (i) if the Optionee's performance of services shall have terminated for any reason other than cause, resignation or other voluntary action before his eligibility to retire, disability (as defined below) or death, he may at any time within a period of thirty (30) days after such termination of the performance of services exercise his option to the extent that the option was exercisable by him on the date of termination of his performance of services;

            (ii) if the Optionee's performance of services shall have been terminated because of disability within the meaning of Section 22(e)(3) of the Internal Revenue Code, the Optionee may, at any time within a period of one (1) year after the termination of performance of services, exercise his option to the extent that the option was exercisable by him on the date of termination of his employment or performance of services; and

            (iii) if the Optionee dies at a time when the option was exercisable by him, then his estate, personal representative or beneficiary to whom it has been transferred may, at any time within a period of one
            (1) year following his death if the Optionee's performance of services shall have been terminated by his death, or for the period following the termination of his performance of services during which the option would have remained exercisable under clauses (i) or (ii) above if the Optionee's performance of services shall have been terminated prior to his death, exercise the option to the extent the Optionee might have exercised it at the time of his death; provided, however, that no option may be exercised to any extent by anyone after the date of expiration of the option.

            (iv) The Board of Directors determines to extend the option exercise date for the nonqualified portion of the plan on a case by case basis.

      (h) Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Shares covered by his option until the date of issuance of a stock certificate to him for such Shares.

            (i) Repurchase of Shares by the Company. Any Shares purchased by an Optionee upon exercise of an option may in the discretion of the Compensation Committee and approved by the Board of Directors be subject to repurchase by the Company if and to the extent specifically set forth in the agreement pursuant to which the Shares were purchased.

10. TERMS AND CONDITIONS OF PURCHASE RIGHTS. Purchase Rights granted under this Plan shall be evidenced by restricted stock agreements and subscription agreements in such form and not inconsistent with the Plan as the Compensation Committee recommends and the Board of Directors shall approves from time to time, which agreements shall include the following terms and conditions:

      (a) Price. The purchase price of each Share purchased by key employees or consultants pursuant to a Purchase Right hereunder shall be the price determined by the Compensation Committee and approved by the Board of Directors at the time such Purchase Right is granted.

      (b) Number of Shares. Each restricted stock agreement and subscription agreement shall specify the number of Shares to which it pertains.
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      (c) Investment Intent and Payment. If the Shares purchased are not at the time effectively registered under the Securities Act of 1933, as amended, the restricted stock agreement and subscription agreement shall provide that the grantee is purchasing such Shares for the grantee's own account for investment and not with a view to the resale or distribution thereof. Payment shall be made in full at the time of delivery to the Company by the grantee of an executed restricted stock agreement and subscription agreement covering the number of Shares for which the Purchase Right was granted. An officer or agent of the Company shall be entitled to retain in escrow for the benefit of the grantee stock certificates representing Shares which are subject to a repurchase option of the Company, as described in subparagraph (f) below. Payment for Shares shall be made (i) by cash or check, (ii) if permitted by the Compensation Committee and approved by the Board of Directors, by delivery and assignment to the Company of shares of the Company's stock having a fair market value (as determined by the Compensation Committee) equal to the purchase price,
      (iii) if permitted by the Compensation Committee and approved by the Board of Directors, by a promissory note, or (iv) by a combination of (i), (ii), and (iii). The value of the shares of the Company's stock for such purpose shall be its fair market value as of the date of the restricted stock agreement, as determined in accordance with procedures to be established by the Compensation Committee and approved by the Board of Directors.

      (d) Withholding Taxes. The Company's obligation to deliver Shares to the grantee shall be subject to the grantee's satisfaction of all applicable federal, state, and local income and employment tax withholding obligations. The grantee may satisfy such withholding obligations, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on the fair market value of such Shares as of the date the amount of tax is to be determined.

      (e) Nontransferability. Any Shares purchased by a grantee pursuant to a purchase right hereunder may, in the discretion of the Compensation Committee and approved by the Board of Directors, be subject to transfer restrictions if and to the extent specifically set forth in the restricted stock agreement governing such purchase.

      (f) Repurchase of Shares by the Company. Any Shares purchased by a grantee pursuant to a Purchase Right hereunder may, in the discretion of the Compensation Committee and approval of the Board of Directors, be subject to repurchase by the Company if and to the extent set forth in the restricted stock agreement governing such purchase.

      (g) Rights as Stockholder. Except for the limitations on transferability and the Company's repurchase rights set forth above, the grantee of a Purchase Right shall, upon purchase of Shares, possess all rights as a holder of Common Stock of the Company.

11. STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS; RECAPITALIZATIONS. Appropriate adjustment shall be made in the maximum number of Shares of Common Stock subject to the Plan and in the number, kind and price of Shares covered by any Stock Incentive granted hereunder to give effect to any stock dividends or other distributions, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the effective date of the Plan.

12. MERGER; SALE OF ASSETS; DISSOLUTION. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of shares which thereafter may be subject to Stock Incentives granted under this Plan and the number, kind and price of Shares then subject to Stock Incentives shall be appropriately adjusted in such manner as the Compensation Committee recommends and the Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights available or granted hereunder. Except as otherwise determined by the Board of Directors of the Company, a merger or a similar reorganization that the Company does not survive, or a sale of all or substantially all of the
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assets of the Company, shall cause every nonvested Incentive Option and
Nonqualified Option outstanding hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder.

13. NO RIGHTS. Except as hereinabove expressly provided in Sections 10 and 11, no optionee shall have any rights by reason of any subdivision or consolidation of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to any option granted hereunder. The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

14. COMPLIANCE WITH APPLICABLE LAWS. Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any shares under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any shares under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares.

15. DEATH OF A PARTICIPANT. In the event of the death of an Optionee, any options which the Optionee was entitled to exercise on the date immediately preceding his death shall be exercisable by the person or persons to whom those rights pass by will or by the laws of descent and distribution. Any such exercise shall be by written notice thereof filed with the Secretary of the Company at the Company's corporate headquarters prior to the option's expiration date, and any person exercising such an option shall be treated as an Optionee for purposes of the provisions of this Plan.

16. EMPLOYMENT AND SHAREHOLDER STATUS. The Plan does not constitute a contract of employment, and selection as an Optionee will not give any employee the right to be retained in the employ of the Company. The grant of an option under the Plan shall not confer upon the holder thereof any right as a shareholder of the Company. As of the date on which an Optionee exercises an option, the Optionee shall have all rights of a stockholder of record with respect to the number of shares of Common Stock as to which the option is exercised, irrespective of whether certificates to evidence the shares of stock have been issued on such date. If the redistribution of shares is restricted pursuant to Paragraph 13, certificates representing such shares may bear a legend referred to such restrictions.

17. TERMINATION OR AMENDMENT OF PLAN. The Board of Directors may at any time terminate this Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, provided that no such termination or amendment shall adversely affect or impair any then outstanding Stock Incentive without the consent of the person holding such Stock Incentive.

18. TERMINATION. The Plan shall terminate automatically on April 11, 2007, and may be terminated at any earlier date by the Board. No option shall be granted hereunder after the termination of the Plan, but such termination shall not affect the validity of any option then outstanding.

19. TIME OF GRANTING OPTIONS. The date of grant of an option hereunder shall, for all purposes, be the date on which the Board of Directors makes the determination granting such option.

20. RESERVATION OF SHARES. The Company, during the terms of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.
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21. EFFECTIVE DATE. This Plan was adopted by the Board of Directors, pursuant to shareholder approval in accordance with the requirements of the Internal Revenue Code and the Delaware General Corporation Law of the Company on April 9, 1997, and shall be effective on said date, provided the Plan is approved within twelve
(12) months of said date. Options may be granted, but may not be exercised, prior to the date of such shareholder approval.

22. CORPORATION FINANCIAL INFORMATION. The Company shall provide all optionees on an annual basis with a balance sheet and income statement for the then ending fiscal year.